SECOND AMENDMENT TO CREDIT AGREEMENT


                  This Second Amendment is made as of the 19th day of February, 1996 by and between FIELDS AIRCRAFT SPARES INCORPORATED, a California corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS

                  The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 9, 1995 and amended by the First Amendment to Credit Agreement dated November 21, 1995 (as amended, the "Credit Agreement").

                  The Borrower may request certain advances from the Lender from time to time pursuant to the Credit Agreement, and the Lender may, in its discretion, choose to make loans to the Borrower pursuant to the Credit Agreement. The Lender may demand repayment of the loans at any time pursuant to the terms of the Credit Agreement.

                  The loan advances under the Credit Agreement are evidenced by the Borrower's demand promissory note dated as of February 9, 1995, in the maximum principal amount of $10,000,000 and payable to the order of the Lender (the "Note").

                  All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents") and is guaranteed pursuant to the unconditional guaranties of the Corporate Guarantors defined therein and is further guaranteed pursuant to the validity guaranties of the Individual Validity Guarantors (collectively, the "Guarantors").

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1.       Definitions and Amendments.

                  (a) Terms used in this Second Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  (b) The  following   definitions  are  added  to  the   Credit
         Agreement:

                           (i) "Consumable Inventory" means all Inventory other than MDC Inventory.

                           (ii) "Eligible   Consumable   Inventory"   means  all
                  Consumable Inventory which is Eligible Inventory.

                           (iii)   "Eligible  MDC   Inventory"   means  all  MDC
                  Inventory which is Eligible Inventory.

                           (iv) "MDC  Inventory"  means all  Inventory  acquired
                  from MDC pursuant to Contract Numbers 88-28-D, 91-03-P and 91-04-P between MDC and the Borrower.

                  (c) The definition of the term "Borrowing Base" is hereby amended to mean, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                           (i)      $10,000,000; or

                           (ii)     the sum of:

                                    (A)      the  lesser  of (a) 75% of Eligible
                           Accounts or (b) $10,000,000, plus

                                    (B) the  lesser of (a) 50% of  Eligible  MDC
                           Inventory or (b) $6,900,000; provided, however, that such maximum amount of Eligible MDC Inventory shall be reduced by $100,000 on the first day of March, 1996 and on the same day of each successive month thereafter, plus


                                    (C)  the  lesser  of  (a)  50%  of  Eligible
                           Consumable  Inventory  or  (b)  $250,000;   provided,
                           however, that:

                                            (1) such maximum  amount of Eligible
                                    Consumable  Inventory  shall be increased to
                                    $500,000  on  May  1,  1996,   provided  the
                                    Borrower   demonstrates   on  its  financial
                                    statements to be delivered to the Lender pursuant to Section 6.1(b) of the Credit Agreement. Net Earnings of not less than $100,000 for the three-month period ended March 31, 1996; and

                                            (2)  such maximum amount of Eligible
                                    Consumable Inventory shall be increased to $750,000 on August 1, 1996, provided the Borrower has satisfied the condition set forth in clause (1) above and demonstrates on its financial statements to be delivered to the Lender pursuant to
                                    Section 6.1(b) of the Credit Agreement,  Net
                                    Earnings of not less than $100,000 for the three-month period ended June 30, 1996; and

                                            (3) such maximum  amount of Eligible
                                    Consumable Inventory shall be increased to $1,000,000 on November 1, 1996, provided the Borrower has satisfied the conditions set forth in clauses (1) and (2) above and demonstrates on its financial statements to be delivered to the Lender pursuant to
                                    Section 6.1(b) of the Credit Agreement,  Net
                                    Earnings of not less than $300,000 for the three-month period ended September 30, 1996; less

                           (D) the  lesser of (a) the  accrued  and  unpaid  tax
                  liability of FIS, including interest and penalties or (b) such other amount as determined from time to time by Lender in its sole discretion.

         2. No Other Amendments. Except as explicitly amended by this Second Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.


         3. Amendment Fee. The Borrower agrees to pay the Lender a fully earned, non- refundable fee in the amount of $5,000 in consideration of the execution by the Lender of this Second Amendment.

         4. Conditions. This Second Amendment shall be effective (the "Effective Date") upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgement and Agreement of Corporate Guarantors and the Acknowledgement and Agreement of Validity Guarantors set forth at the end of this Second Amendment, duly executed by each of the Corporate Guarantors and Individual Validity Guarantors, respectively.

                  (b) Supplemental Secretary's Certificate certifying (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Second Amendment and the performance by the Borrower of its obligations under the Second Amendment and the Credit Agreement as amended hereby, (ii) that the Articles of Incorporation and the Bylaws of the Borrower which were certified and delivered to the Lender pursuant to the Certificate of Secretary of Borrower dated February 9, 1995 continue in full force and effect and have not been altered, amended or revised, and (iii) the signatures of the officer and agents of th Borrower authorized to execute and deliver this Second Amendment and other instruments, agreements and certificates, including Advance requests, on behalf of the Borrower.

                  (c) Payment of the fees and expenses required to be paid by the Borrower under Paragraphs 3 and 9 hereof.

                  (d) Such other documents as the Lender in its sole discretion may require.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Second Amendment and to perform all of its obligations hereunder and under the Credit Agreement as amended hereby, and this Second Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Second Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Articles of Incorporation of By-Laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the  representations  and  warranties  contained in
         Article V of the Credit Agreement, as amended by this Second Amendment, are correct on and as of the date hereof and on the Effective Date, as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         6. References. Upon the Effective Date, all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security
Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         7. No Waiver. The Borrower hereby acknowledges and agrees that the execution of this Second Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Second Amendment.

         8. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Second Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         9. Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Second Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 3 hereof.

         10. Counterparts. This Second Amendment, the Acknowledgement and Agreement of Corporate Guarantors and the Acknowledgement and Agreement of Validity Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                            BORROWER:
                            FIELDS AIRCRAFT SPARES INCORPORATED (SEAL)


                            By:____________________________________________
                            Its:___________________________________________



                            LENDER:

                            NORWEST BUSINESS CREDIT, INC. (SEAL)


                            By:_____________________________________________
                            Its:____________________________________________